Note 21 - Income Taxes	12 Months Ended
Oct. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

21.     Income Taxes

Income tax provision

The components of the Company’s income from continuing operations before income taxes and the related provision for income taxes are presented below:

Years ended October 31	2013	2012	2011
Canadian	$233,630	$2,491	$57,453
Foreign	(12,055)	1,033	3,171
Income from continuing operations before income taxes	$221,575	$3,524	$60,624

The components of the income tax (recovery) expense are as follows:

Years ended October 31	2013	2012	2011
Canadian income tax expense (recovery)
Current	$5,606	$(5,211)	$12,851
Deferred	(19,572)	38,137	3,666
Foreign income tax (recovery) expense
Current	(23)	(533)	605
Deferred	(1,586)	-	-
Income tax (recovery) expense	$(15,575)	$32,393	$17,122

A reconciliation of expected income taxes to reported income tax expenses is provided below.

Years ended October 31	2013	2012	2011
Expected income tax expense at the 25% (2012 – 25%; 2011 – 27%) Canadian statutory rate	$55,911	$893	$16,372
Decrease (increase) in taxes as a result of:
Change in valuation allowance on deferred tax assets(a)	(43,332)	48,515	(406)
Sale of Targeted Therapies business	(24,232)	-	-
Net changes in reserves for uncertain tax positions	(5,783)	9,014	727
Accounting losses not recognized	3,328	-	-
Impact of income tax rate changes	(478)	(2,297)	-
Non-deductible stock-based compensation	359	397	471
Foreign earnings taxed at rates different from the statutory rate	(483)	(264)	(1,166)
Tax benefit arising on utilization of R&D tax credits	(987)	(1,339)	(438)
Deferred tax rate differential	-	1,159	788
Non-taxable portion of capital loss on investments	-	(26,694)	-
Impact of non-deductible expenses and other differences	122	3,009	774
Reported income tax (recovery) expense	$(15,575)	$32,393	$17,122

 (a) The change in valuation allowance on deferred tax assets excludes $56.3 million (October 31, 2012 and 2011 - $nil) related to the U.S. tax loss carryforwards written off as described in the paragraph below titled “Tax losses carried forward”.

Deferred tax assets and liabilities

Components of the deferred tax assets and liabilities consist of the following temporary differences:

As of October 31	2013	2012
Tax benefit of losses carried forward	$62,557	$128,124
Tax basis in excess of book value	9,487	2,883
Investment tax credits	41,636	68,088
Provisions and reserves	8,841	20,410
Deferred tax assets before valuation allowance	122,521	219,505
Unrecognized tax benefits	(12,523)	(12,872)
Valuation allowance	(46,506)	(149,637)
Net deferred tax assets	$63,492	$56,996

No deferred income taxes have been provided on undistributed earnings, or relating to cash held in foreign jurisdictions as the Company has estimated that any income or withholding taxes on repatriation would not be significant.

Included within the tax benefit of losses carried forward are deferred tax assets relating to capital losses carried forward of $58.8 million (October 31, 2012 - $70.5 million). The Company has $46.5 million (October 31, 2012 - $57.6 million) of valuation allowance recorded against these assets along with $12.3 million (October 31, 2012 - $12.9 million) of an unrecognized tax benefit. These tax assets relate to $451.8 million (October 31, 2012 - $545.4 million) of gross tax assets and have an indefinite expiry period.

The Company assesses positive and negative evidences to estimate whether its future taxable income would be sufficient to utilize the existing deferred tax assets. Significant evidences evaluated as of October 31, 2013, primarily included a three-year cumulative income position, future taxable income projections, and the resolution of various significant business uncertainties existed in prior year. Determining realizable deferred tax assets involves a number of estimates and assumptions and it is reasonably possible that such estimate may change in the near future resulting from a reduction in future taxable income or certain objective negative evidences in the form of cumulative losses.

Investment Tax Credits

As of October 31, 2013, the Company has deferred tax assets relating to investment tax credits (ITCs) of $58.0 million (October 31, 2012 - $84.6 million). These ITCs will expire in various years between 2025 and 2033. The amount of valuation allowance recorded against these assets is $nil (October 31, 2012 - $35.4 million).

Tax losses carried forward

As of October 31, 2013, the Company has deferred tax assets relating to net operating loss carryovers of $3.7 million (October 31, 2012 - $57.6 million). The valuation allowance recorded against these assets was $nil (October 31, 2012 - $56.3 million). These tax assets relate to $14.0 million (October 31, 2012 - $178.7 million) of gross tax loss carryovers. Of the total losses, $14.0 million (October 31, 2012 - $178.7 million) will expire in 2033. Due to the divestiture of Targeted Therapies business, the Company no longer has its operations in the U.S. In addition certain loss limitation rules further restricted the Company’s deductibility of these losses to a nominal amount. Based on this, the Company wrote off the tax benefit of its U.S. tax loss carryforwards as well as the fully offsetting valuation allowance of $56.3 million (October 31, 2012 - $nil) during fiscal 2013.

Tax contingencies

As of October 31, 2013, the gross reserves for uncertain tax positions excluding accrued interest and penalties were $15.3 million (October 31, 2012 - $33.5 million) as noted in the following reconciliation. The Company estimates that it is reasonably possible that the total amounts of unrecognized tax benefits may decrease by as much as $0.9 million during the year ended October 31, 2014, as a result of settlements with taxation authorities or the expiration of statutes of limitation.

As at October 31	2013	2012
Gross unrecognized tax benefits, beginning of year	$33,474	$9,377
Additions for tax positions from prior years	262	17,104
Reduction in reserve due to statute barred	(356)	-
Reductions for tax positions from prior years(a)	(17,387)	(3,513)
Additions for tax positions related to the current year	-	10,388
Currency translation adjustment	(638)	118
Gross unrecognized tax benefits, end of year	$15,355	$33,474

(a) Primarily related to effectively settling certain positions with Canadian taxation authorities.

The Company accrues an estimate for interest and penalties related to uncertain tax positions in income tax expense. As of October 31, 2013, accrued interest and penalties related to uncertain tax positions totaled $0.8 million (October 31, 2012 - $1.9 million). For the year ended October 31, 2013, $0.7 million of net interest expense was recorded because of the settlement of certain tax positions.

The Company is subject to taxation in its principal jurisdiction of Canada and in several other countries around the world. With few exceptions, the Company is no longer subject to examination by Canadian tax authorities for years up to and including 2008.

As of October 31, 2013, there was $3.0 million (October 31, 2012 - $21.1 million) of unrecognized tax benefits that if recognized would affect the annual effective tax rate.